SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 August 8, 2002
                Date of Report (Date of earliest event reported)




                        DIAMOND ENTERTAINMENT CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
         (State or other jurisdiction of incorporation or organization)

         0-17953                                      22-2748019
   (Commission file number)           (I.R.S. employer identification number)


 800 Tucker Lane, Walnut, California                         91789
(Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone number, including area code: (909) 839-1989





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Merdinger, Fruchter, Rosen & Company, P.C.(MFRC) was previously the independent auditors for Diamond Entertainment Corporation,(the "Registrant"). On August 8, 2002, the Registrant, dismissed its client-auditor relationship with the Registrant's independent public accountants, Merdinger, Fruchter, Rosen & Company, P.C.

         On August 8, 2002, the Registrant's Board of Director's approved the engagement of Stonefield Josephson, Inc. to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending March 31, 2003, replacing the firm of Merdinger, Fruchter, Rosen & Company, P.C. who had been engaged to audit the Company's financial statements for the fiscal years ended
March 31, 1999, 2000, 2001, and 2002. MFRC's reports on the Registrant's financial statements during the two most recent fiscal years, as well as, the fiscal years ended March 31, 1999 and 2000 contained no adverse or disclaimer of opinion, however the reports did contain a going concern explanatory paragraph. Management of the Company knows of no past disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of MFRC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

         During the Registrant's two most recent fiscal years ended March 31, 2001 and 2002, and up to the date of engagement, the Registrant did not consult with Stonefield Josephson, Inc. regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulations S-K.

         The Company had requested MFRC to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 15, 2002, is filed as Exhibit 16.1 to this Form 8-K/A.



ITEM 5.  OTHER EVENTS

         None


ITEM 7(C) EXHIBITS.

         The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulation S-B:

EXHIBIT           NAME OF EXHIBIT
-------           ---------------

16.1              Letter from Merdinger, Fruchter, Rosen & Company, P.C.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 20, 2002         Diamond Entertainment Corporation

                                 BY   /s/   JEFFREY I. SCHILLEN
                                 -----------------------------------------
                                 Jeffrey I. Schillen, Executive Vice President,
                                  Co-Chief Executive Officer, and Director



                                 BY     /s/   FRED U. ODAKA
                                 ------------------------------------------
                                 Fred U. Odaka, Chief Financial Officer,
                                 Principal Financial Officer and Principal
                                  Accounting Officer




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